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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K
                               CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): July 28, 1997

                             CYRIX CORPORATION
        (Exact Name of Registrant as Specified in its Charter)


Delaware                      0-21904                      75-2218250
(State or other           (Commission File              (I.R.S. Employer
jurisdiction of                Number)                   Identification
incorporation)                                             Number)


                       2703 North Central Expressway
       Richardson, Texas                                   75080
       (Address of Principal Executive Offices)          (Zip Code)


                              (972) 968-8387
           (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS

        On July 28, 1997 National Semiconductor Corporation and Cyrix Corporation ("the Company") issued a joint press release announcing the Company's agreement to a merger with National Semiconductor Corporation.
Such press release is filed as Exhibit 20.1 to this report and is incorporated herein by reference. The Agreement and Plan of Merger between National Semiconductor Corporation, Nova Acquisition Corporation, a wholly-owned subsidiary of National Semiconductor Corporation, and Cyrix Corporation dated July 28, 1997 and the related Stock Option Agreement between National Semiconductor Corporation and Cyrix Corporation dated July 28, 1997 are filed as Exhibit 2.1 and 2.2, respectively, and are incorporated herein by reference.

ITEM 7.  EXHIBITS

(c)   Exhibits

2.1 Agreement and Plan of Merger between National Semiconductor Corporation, Nova Acquisition Corporation and Cyrix Corporation dated July 28, 1997

2.2 Stock Option Agreement between National Semiconductor Corporation and Cyrix Corporation dated July 28, 1997

20.1 Joint press release issued by National Semiconductor Corporation and Cyrix Corporation dated July 28, 1997

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                                  SIGNATURES
  Pursuant to the requirements of the Security and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        CYRIX CORPORATION

        By: /s/ James W. Swent, III
                James W. Swent, III
                Chief Financial Officer and acting Chief
                Executive Officer



 Date: August 4, 1997

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                              INDEX TO EXHIBITS

Exhibit
Number     Description

2.1 Agreement and Plan of Merger between National Semiconductor Corporation, Nova Acquisition Corporation and Cyrix Corporation dated July 28, 1997

2.2 Stock Option Agreement between National Semiconductor Corporation and Cyrix Corporation dated July 28, 1997

20.1 Joint press release issued by National Semiconductor Corporation and Cyrix Corporation dated July 28, 1997